Exhibit 10.54



                     SECOND AMENDMENT TO CREDIT AGREEMENT



     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second
Amendment"), dated as of April 27, 1998, is entered into between SEER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), and
NATIONSBANK, N.A. (the "Bank").


                                 BACKGROUND

     A. The Borrower and the Bank heretofore entered into that certain Credit Agreement, dated as of July 15, 1996, as amended by that certain First Amendment to Credit Agreement, dated as of March 27, 1997 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B.     The Borrower and the Bank desire to amend the Credit
Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower and the Bank covenant and agree as follows:

     1.     AMENDMENTS.

          (a) The dollar amount of "$12,500,000" set forth in the Background provision of the Credit Agreement is hereby deleted and the dollar amount of "$17,000,000" is hereby substituted in lieu thereof.

          (b) The definition of "Commitment" set forth in Article 1 of the Credit Agreement is hereby deleted and the following is hereby substituted in lieu thereof:

                  "'Commitment' means $17,000,000, as reduced pursuant to Section 2.6 hereof."

          (c) The definition of "Hedge Agreements" is hereby added to Article 1 of the Credit Agreement in proper alphabetical order to read as follows:

                  "'Hedge Agreements' means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, currency exchange rates, forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing."

          (d) The definition of "Maturity Date" set forth in Article 1 of the Credit Agreement is hereby deleted and the following is hereby substituted in lieu thereof:

                  "'Maturity Date' means (a) June 30, 1999 or (b) the earlier date of termination in whole of the Commitment pursuant to
Section 2.6 of 6.2 hereof."

          (e) Exhibit A to the Credit Agreement is hereby amended to be in the form of Exhibit A to this Second Amendment (defined herein as the "Replacement Note").

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement (other than with respect to Section 4.5 of the Credit Agreement as a result of that certain Loan and Security Agreement, Security Agreement in Copyrighted Works and Patent and Trademark Security Agreement, each dated March 26, 1997, with Greyrock Business Credit, a division of NationsCredit Commercial Corporation) are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this Second Amendment and the Replacement Note, and this Second Amendment, the Replacement Note, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Second Amendment, the Replacement Note or the Credit Agreement, as amended hereby, nor the consummation of any transaction contemplated herein or therein, will conflict with any law, rule or regulation to which the Borrower is subject, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including any partner of the Guarantor) not already obtained is required for the execution, delivery or performance by (i) the Borrower of this Second Amendment or (ii) the Guarantor of the Guaranty Agreement.

     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of the date first above written, subject to the following:

          (a) the Bank shall have received counterparts of this Second Amendment executed by the Borrower;

          (b) the Bank shall have received an amendment fee from the Borrower in the amount of $25,000, paid in immediately available funds;

          (c) the Bank shall have received the Replacement Note, duly executed by the Borrower;

          (d) the Bank shall have received a copy of the certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Replacement Note;

          (e) the Bank shall have received a Guaranty Agreement duly executed by the Guarantor in substantially the form of Exhibit B hereto;

          (f) the Bank shall have received an opinion of counsel to the Guarantor in form and substance satisfactory to the Bank; and

          (g) the Bank shall have received, in form and substance satisfactory to the Bank and its counsel, such other documents, certificates and instruments as the Bank shall require.

     4.     REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit
Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. GOVERNING LAW: BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina and shall be binding upon the Borrower and each Bank and their respective successors and assigns.

     8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE
PARTIES.  THERE ARE NO ORAL UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.



IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as the date first above written.

                                     SEER TECHNOLOGIES, INC.
                                     By:  /s/ Steven Dmiszewicki

                                          Name:  Steven Dmiszewicki
                                          Title: Co-President & CFO



                                     NATIONSBANK, N.A.

                                     By: /s/ Timothy M. O'Connor

                                          Name: Timothy M. O'Connor
                                          Title: Vice-President



ACKNOWLEDGED AND AGREED:

WELSH, CARSON, ANDERSON & STOWE VI, L.P., a Delaware limited partnership

By:     WCAS VI PARTNERS, a Delaware
        limited partnership, General Partner



     By: /s/ Laura VanBuren,
            General Partner
            Name: Laura VanBuren









                                 EXHIBIT A



                              PROMISSORY NOTE


Dallas, Texas                  $17,000,000.00           April 27, 1998


     SEER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), for value received, promises to pay to the order of NATIONSBANK, N.A. ("Bank"), in lawful money of the United States of America, the principal sum of SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     The Borrower promises to pay principal of and interest on the unpaid principal balance of Advances under this Promissory Note from time to time outstanding as set forth in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to the Bank as provided in the Credit
Agreement.

     This Promissory Note is issued pursuant to and evidences Advances under a Credit Agreement, dated as of July 15, 1996, between the Borrower and the Bank (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Bank and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Promissory Note when due. This Promissory Note is an increase, renewal and restatement (but not a novation of the debt evidenced thereby) of that certain Promissory Note of the Borrower, dated July 15, 1996, in the principal amount of $12,500,000.

     The Borrower and all endorsers, sureties and guarantors of this Promissory Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intention to accelerate the maturity of this Promissory Note, and all other notices of any kind, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Promissory Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.



     THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS,
REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

                                          SEER TECHNOLOGIES, INC.



                                          By: /s/ Steven Dmiszewicki
                                                Name: Steven Dmiszewicki
                                                Title: Co-President & CFO





                                 EXHIBIT B



                         AMENDED AND RESTATED GUARANTY


     THIS AMENDED AND RESTATED GUARANTY AGREEMENT dated as of April 27, 1998 (the "Guaranty"), is made by Welsh, Carson, Anderson & Stowe VI, L.P., a Delaware limited partnership (the "Guarantor"), in favor of NATIONSBANK, N.A., a national banking association (the "Bank").


     RECITALS

     C. Seer Technologies, Inc., a Delaware corporation (the "Borrower"), has a line of credit from the Bank in the aggregate principal amount of $12,500,000 (the "Original Line of Credit") pursuant to the terms of that certain Credit Agreement, dated as of July 15, 1996, between the Borrower and the Bank (said Credit Agreement, as heretofore and hereafter amended, modified or supplemented, the "Credit Agreement"), which has been guaranteed by the Guarantor pursuant to the terms of that certain Guaranty in favor of the Bank, dated July 15, 1996 (the "Original Guaranty").

     D. In addition, the Borrower is or may be a party to Hedge Agreements (as defined in the Credit Agreement) with the Bank or an affiliate of the Bank (herein an "Affiliate").

     E. The Borrower has requested that the Bank increase the amount of the Original Line of Credit to $17,000,000.

     F. As a condition to (i) the Bank increasing the Line of Credit to the Borrower and (ii) the Bank or its Affiliates entering into Hedge Agreements with the Borrower, the Guarantor is required, among other things, to execute and deliver this Guaranty.

     G. The Guarantor has reviewed all notes, documents, agreements, instruments and certificates furnished by or on behalf of the Borrower or the Guarantor in connection with the Credit Agreement (all of the foregoing with extensions, renewals and amendments thereof, being collectively herein called the "Financing Documents") and the Guarantor has determined that its execution and delivery of this Guaranty and the execution of the Financing Documents by the parties to them will either directly or indirectly benefit the Guarantor.


                                AGREEMENT

     As an inducement to the Bank to enter into the transactions contemplated by the Financing Documents, the Guarantor agrees with the Bank as follows.

     1. The Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the Guaranteed Indebtedness (hereinafter defined). Upon failure by the Borrower to pay the Guaranteed Indebtedness when due (whether upon maturity, acceleration or otherwise), the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified by the Bank.

     2. Definition of Guaranteed Indebtedness. The term "Guaranteed Indebtedness," as used herein, means: (i) the indebtedness evidenced by that certain promissory note (as the same may hereafter be renewed, extended, amended, modified, supplemented, and/or restated from time to time and at any time, with or without notice to the Guarantor, herein called the "Note") dated April 27, 1998, in the principal amount of $17,000,000, executed by the Borrower, payable to the order of the Bank;
(ii) all obligations and liabilities of the Borrower to the Bank or any Affiliate pursuant to any Hedge Agreement; (iii) interest on the indebtedness and liabilities evidenced by the Note or arising under any Hedge Agreement, whether accruing before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Borrower and the Guarantor and whether or not allowed in such case, proceeding or other action; (iv) any and all costs, attorneys fees, and expenses incurred by the Bank in enforcing this Guaranty; and (v) any renewal or extension of the indebtedness, costs, fees, or expenses described in (i) through (iv) preceding, or any part thereof; provided, however, notwithstanding anything herein to the contrary, the aggregate amount of indebtedness, liabilities and obligations constituting Guaranteed Indebtedness under clauses (i) and (ii) immediately preceding shall not exceed an amount equal to the remainder of (a) $17,500,000 minus (b) the aggregate amount of any payment of Advances (as defined in the Credit Agreement) which result in an permanent reduction of the Commitment (as defined in the Credit Agreement).

     3. Continuing Guaranty. This Guaranty is a continuing and irrevocable guaranty and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligations of the Guarantor with respect to Guaranteed Indebtedness thereafter incurred by the Borrower to Bank or any Affiliate.

     4. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by, and the Guarantor, to the maximum extent permitted by applicable law, hereby waives any defense to any of its obligations hereunder that might otherwise be available to it on account of:

               (i)          any extension, renewal, settlement,
compromise, waiver or release in respect of any obligation of the Borrower or any other guarantor under any Financing Document, by operation of law or otherwise;

               (ii)         any modification or amendment of or
supplement to any Financing Document;

               (iii)        any modification, amendment, waiver,
release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or any liability of any third party, for any obligation of the Borrower under any Financing Document;

               (iv) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor or any of its assets or any release or discharge of any obligation of the Borrower or any other guarantor contained in any Financing Document;

               (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, the Bank or any Affiliate, whether or not arising in connection herewith or with any Financing Document; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (vi) any invalidity or unenforceability relating to or against the Borrower or any other guarantor for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Indebtedness;

               (vii) any other act or omission to act or delay of any kind by the Borrower, the Bank or any Affiliate or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder;

               (viii) the absence of any attempt to collect any of the Guaranteed Indebtedness from the Borrower or from any other guarantor or any other action to enforce the same or the election of any remedy by the Bank or any Affiliate; or

               (ix)         any suretyship laws of the State of North
Carolina.

     5. Reinstatement In Certain Circumstances. If at any time an payment of the Guaranteed Indebtedness is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     6. Waiver by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Bank or any Affiliate against the Borrower or any other guarantor or any property subject to any security interest, pledge, lien, assignment or against securing any obligations of the Borrower or the Guarantor.

     7. Waiver of Subrogation. Until the final payment in full of the Guaranteed Indebtedness, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise.

     8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any Financing Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Financing Documents shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Bank.


     9. Insolvency. The Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower or the insolvency of the Guarantor, or the inability of the Borrower or the Guarantor to pay debts as they mature, or an assignment by the Borrower or the Guarantor for the benefit of creditors, or the institution of any proceeding by or against the Borrower or the Guarantor alleging that the Borrower or the Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Guaranteed Indebtedness may not then be due and payable, the Guarantor will pay to the Bank forthwith the full amount which would be payable hereunder by the Guarantor if all Guaranteed Indebtedness were then due and payable.

     10. Limit of Liability. The obligations of the Guarantor hereunder shall be limited to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance under
Section 548 of the Bankruptcy Code of 1978, as amended, or any comparable provisions of applicable state law.

     11. Representations and Warranties. The Guarantor represents and warrants to the Bank that:

               (i) Partnership Existence and Power. The Guarantor is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified as a foreign limited partnership licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to have such license, authorization, consent, approval or qualification, as the case may be, in the aggregate, could have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty.

               (ii) Partnership and Governmental Authorization; No Contravention. The execution, delivery and performance by the Guarantor of this Guaranty are within the power of the Guarantor, have been duly authorized by all necessary partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the charter or partnership agreement of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument that is material, individually or in the aggregate, to the business of the Guarantor and that is binding upon the Guarantor or result in any asset of the Guarantor being subject to any security interest, pledge, lien, assignment or setoff.

          (iii) Binding Effect. This Guaranty constitutes a valid and binding agreement of the Guarantor.

     12. Covenants. The Guarantor hereby covenants to the Bank as follows:

          (a) Financial Information. As soon as available but in any event not later than 90 days after the end of each fiscal year of the Guarantor, the Guarantor shall deliver to the Bank copies of the audited financial statements of the Guarantor consisting of at least the balance sheet, statement of operations, with related notes specifying significant accounting practices and their impact on such financial statements and schedules as at and for the year then ended for the Guarantor, certified by a firm of independent certified public accountants. Within 45 days after the end of each of the first three quarters of the fiscal year of the Guarantor, the Guarantor shall deliver to the Bank copies of the unaudited financial statements of the Guarantor. The Guarantor shall also furnish to the Bank any other documents or information which the Bank may from time to time reasonably request.

          (b) Liquidity Covenant. The Guarantor will ensure that at any time and from time to time until all of the Guaranteed Obligations have been paid in full the aggregate fair market value of the Guarantor's assets (including non-restricted marketable securities and restricted securities readily saleable pursuant to Rule 144 under the Securities Act of 1933, as amended) that are readily available to pay the Guaranteed Indebtedness is sufficient to pay the Guaranteed Indebtedness in full together with any of the other indebtedness or contingent liabilities of the Guarantor, and forthwith upon any amount becoming due and payable hereunder will take all steps necessary to liquidate or otherwise apply such assets and call cash capital contributions in an amount sufficient, and use the proceeds thereof, to pay the Guaranteed Indebtedness in full.

     13. Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telex or facsimile transmission number set forth on the signature pages hereof or such other address or telex or facsimile transmission number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified pursuant to this paragraph and the appropriate answerback is received, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile transmission number specified pursuant to this paragraph and telephonic confirmation of receipt thereof is received, (iii) if given by mail, 72 hours after such communication is deposited in the malls with first class postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified pursuant to this paragraph.

     14. No Waiver. No failure or delay by the Bank or any Affiliate in exercising any right, power or privilege under any Financing Document shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     15. Amendments and Waivers. Any provision of this guaranty may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Guarantor and is consented to in writing by the Bank.

     16. Successors and Assigns. This Guaranty is for the benefit of the Bank, and its successors and assigns and in the event of an assignment of the Guaranteed Indebtedness, the rights hereunder, to the extent applicable to the Guaranteed Indebtedness so assigned, may be transferred with such Guaranteed Indebtedness. All of the provisions of this Guaranty shall be binding upon the parties hereto and their respective successors and assigns, except that the Guarantor may not assign or transfer any of its rights or obligations under this Guaranty.

     17. Counterparts. This Guaranty may be signed m any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signature thereto and hereto were upon the same instrument.

     18. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA AND OF ANY NORTH CAROLINA STATE COURT SITTING IN DALLAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HERE. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY THE MAILING OF SUCH PROCESS TO IT IN ACCORDANCE WITH PARAGRAPH 10. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     19. Notice of Final Agreement. THIS WRITTEN GUARANTY AND THE FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     20. Amendment and Restatement. This Guaranty is an amendment and restatement of the Original Guaranty.


               REMAINDER OF PAGE LEFT INTENTIONALLY BLANK







     THIS GUARANTY is executed as of the date first above written.

                                   "GUARANTOR"
                                    WELSH, CARSON, ANDERSON & STOWE VI,
                                    L.P., a Delaware limited partnership
                                    By:WCAS VI PARTNERS, General Partner

                                    By: /s/ Laura VanBuren, General Partner
                                           Name: Laura VanBuren

                                    Address:




                                    Telephone Number:
                                    Facsimile Transmission
                                          Number:


     Executed by the Bank for the purpose of the Notice of Final Agreement set forth above.

                                    "BANK"

                                    NATIONSBANK, N.A., a national
                                    banking association

                                    By: /s/ Timothy M. O'Connor

                                          Name: Timothy M. O'Connor
                                          Title: Vice-President


                              Address: c/o NationsBank of Texas, N.A.
                                       901 Main Street, 67th Floor
                                       Dallas, Texas 75202

                              Telephone Number:       (214) 508-3347
                              Facsimile Transmission
                                          Number:     (214) 508-0980